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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-76376.

                                                  /s/ ARTHUR ANDERSEN LLP

                                                  ARTHUR ANDERSEN LLP

Orange County, California
December 18, 1998